UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Commodity Strategy Fund. The remaining series of the Registrant, MFS Diversified Target Return Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Commodity Strategy Fund

ANNUAL REPORT

April 30, 2012

CMS-ANN

MFS® COMMODITY STRATEGY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where elections in the 17-country region reflected a level of voter unwillingness to accept the austerity measures enacted in the midst of an economic slowdown. Volatility is likely to continue as investors watch how this voter backlash plays out in Europe and in other countries attempting to resolve budget issues.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. As in Europe, voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS®, our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Risk management is always foremost in our minds. Our research platform enables our analysts to uncover attractive global opportunities across asset classes. Additionally, we have a team of quantitative analysts that measures and assesses the risk profiles of our portfolios and securities on an ongoing basis. The chief investment risk officer, who oversees the team, reports directly to the firm’s president and chief investment officer so that the risk associated with each portfolio can be assessed objectively and independently of the portfolio management team.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 18, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (b)

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Commodity exposure reflecting equivalent exposure of derivative positions (c)(i)

Fixed income sectors (i)
High Grade Corporates	37.9%
Non-U.S. Government Bonds	6.7%
Mortgage-Backed Securities	3.1%
Asset-Backed Securities	2.7%
U.S. Government Agencies	1.9%
Emerging Markets Bonds	1.1%
U.S. Treasury Securities	0.9%
Commercial Mortgage-Backed Securities	0.2%
Collateralized Debt Obligations	0.2%
High Yield Corporates	0.2%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	10.5%
AA	4.6%
A	15.8%
BBB	18.0%
BB	0.1%
U.S. Government	4.3%
Federal Agencies	5.0%
Not Rated	(3.4)%
Non-Fixed Income	99.5%
Cash & Other	(54.4)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(b)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts and may, from time to time, be negative. The bond component will include any accrued interest amounts. Percentages are based on net assets as of 4/30/12. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(c)	The portfolio obtains exposure to the commodities market by investing in commodity-linked notes. In order to minimize counterparty risk, the fund posts a portion of its assets as collateral to cover its obligations under these notes. While there is leverage embedded in these commodity- linked notes, which is reflected by the negative cash position, this leverage is fully collateralized with a portion of the fund’s assets invested in fixed income securities. For more information about commodity-linked notes and the risks of investing in such notes, please see the Notes to Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 4/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2012, Class A shares of the MFS Commodity Strategy Fund (the “fund”) provided a total return of –19.96%, at net asset value. This compares with a return of –19.42% for the fund’s benchmark, the Dow Jones-UBS Commodity Index.

Market Environment

Prior to the beginning of the reporting period, looser U.S. monetary and fiscal policy fostered a sharp rebound in market risk sentiment. By the beginning of the period, global macroeconomic conditions had begun to weaken and renewed concerns surrounding eurozone sovereign debt arose, causing the recovery in asset valuations to plateau.

During the middle of the reporting period, worries about U.S. sovereign debt default and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows.

Later in the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Longer Term Refinancing Operations, or LTROs), coupled with improved global macroeconomic conditions, ushered in improved market dynamics. At the end of the period, though, weaker global growth data, along with greater perceived risks concerning Spain, the Netherlands, and France, appeared to have renewed a more cautious stance among investors.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Dow Jones-UBS Commodity Index due to relative weighting decisions to a variety of commodity sectors. The fund invested in commodity-linked structured notes to achieve its sector exposures and employed quantitative analysis to derive sector allocation decisions.

The fund’s lesser exposure to the grain commodities (includes corn, soybeans, and wheat) and livestock commodities (includes lean hogs and live cattle) sectors, both of which outperformed the benchmark, negatively impacted relative returns. The relative outperformance of the grain commodities sector, which had suffered during the middle of the period due, in part, to a combination of larger-than-expected stock levels for corn and wheat and demand concerns from the worsening macroeconomic climate, began to bounce back towards the end of the period as stock levels began to decline and the sector experienced a resurgence in demand from China.

Management Review – continued

The fund’s investment in debt securities contributed to the fund’s total return over the reporting period. Exposures to short-term investment-grade corporate bonds had a positive impact on performance as these debt securities posted positive returns during the period.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 4/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	6/02/10	(19.96)%	8.14%
I	6/02/10	(19.78)%	8.38%
Comparative benchmark
Dow Jones-UBS Commodity Index (f)		(19.42)%	7.15%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(24.56)%	4.84%

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Dow Jones-UBS Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2011 through April 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/11	Ending Account Value 4/30/12	Expenses Paid During Period (p) 11/01/11-4/30/12
A	Actual	1.09%	$1,000.00	$948.33	$5.28
	Hypothetical (h)	1.09%	$1,000.00	$1,019.44	$5.47
I	Actual	0.84%	$1,000.00	$948.79	$4.07
	Hypothetical (h)	0.84%	$1,000.00	$1,020.69	$4.22

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 58.0%
Issuer	Shares/Par	Value ($)

Airlines - 0.2%
Continental Airlines, Inc., FRN, 0.834%, 2013	$597,654	$576,731

Apparel Manufacturers - 0.3%
VF Corp., FRN, 1.242%, 2013	$860,000	$860,139

Asset-Backed & Securitized - 3.2%
Ally Auto Receivables Trust, “A2”, 0.67%, 2013	$293,579	$293,705
Anthracite Ltd., “A”, CDO, FRN, 0.599%, 2019 (z)	283,441	240,925
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	412,681	414,744
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	250,000	250,663
Ford Credit Auto Lease Trust, “A2”, 0.74%, 2013	176,147	176,189
Ford Credit Auto Owner Trust, “A2”, 0.68%, 2014	666,024	667,110
Ford Credit Floorplan Master Owner Trust, “A2”, FRN, 0.84%, 2015	634,000	636,121
FUEL Trust, 4.207%, 2016 (n)	360,000	375,917
GE Equipment Transportation LLC, “A2”, 0.77%, 2013	607,151	607,286
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	479,727	480,009
Harley-Davidson Motorcycle Trust, “A2”, 0.83%, 2013	51,040	51,048
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	740,000	752,830
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	600,000	603,539
John Deere Owner Trust, “A2”, 0.64%, 2014	341,026	341,196
Mercedes-Benz Auto Lease Trust, “A2”, 0.79%, 2013 (n)	279,343	279,424
Nissan Auto Lease Trust, “A2”, 0.9%, 2013	65,403	65,425
Nissan Auto Lease Trust, “A2”, 0.7%, 2014	426,840	426,927
Porsche Innovative Lease Owner Trust, 0.92%, 2014 (n)	973,509	974,496
Santander Drive Auto Receivable Trust, “A2”, 1.04%, 2014	889,166	890,045
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	449,000	449,149
Smart Trust, “A2B”, FRN, 0.99%, 2013 (z)	48,939	48,939
Smart Trust, “A2B”, FRN, 0.79%, 2014 (z)	563,000	563,064
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 6.097%, 2051	750,000	787,601

		$10,376,352
Automotive - 1.8%
American Honda Finance Corp., 1.625%, 2013 (n)	$700,000	$708,666
American Honda Finance Corp., 1.85%, 2014 (n)	460,000	467,616
Daimler Finance North America LLC, FRN, 1.799%, 2013 (n)	490,000	493,977
Daimler Finance North America LLC, FRN, 1.673%, 2013 (n)	560,000	563,847
Harley-Davidson Financial Services, 3.875%, 2016 (n)	570,000	597,607
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	500,000	506,284

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
RCI Banque S.A., FRN, 2.339%, 2014 (n)	$750,000	$726,770
Toyota Motor Credit Corp., 3.2%, 2015	600,000	639,364
Volkswagen International Finance N.V., FRN, 1.227%, 2014 (n)	1,100,000	1,099,603

		$5,803,734
Banks & Diversified Financials (Covered Bonds) - 2.2%
Bank of Nova Scotia, 1.45%, 2013 (n)	$620,000	$627,447
BNP Paribas Home Loan, 2.2%, 2015 (n)	1,000,000	1,002,568
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	750,000	759,311
Compagnie de Financement Foncier, 2.125%, 2013 (n)	700,000	704,703
Compagnie de Financement Foncier, FRN, 1.215%, 2012 (n)	700,000	699,887
DnB Nor Boligkreditt AS, 2.1%, 2015 (n)	700,000	713,007
National Bank of Canada, 2.2%, 2016 (n)	1,060,000	1,099,130
SpareBank 1 Boligkreditt A.S., 2.625%, 2016 (n)	750,000	770,566
Stadshypotek AB, FRN, 1.019%, 2013 (n)	800,000	799,220

		$7,175,839
Broadcasting - 0.5%
NBCUniversal Media LLC, 2.1%, 2014	$400,000	$408,648
Vivendi S.A., 2.4%, 2015 (n)	440,000	436,565
WPP Finance, 8%, 2014	750,000	861,169

		$1,706,382
Brokerage & Asset Managers - 0.4%
BlackRock, Inc., 3.5%, 2014	$750,000	$801,813
Franklin Resources, Inc., 2%, 2013	500,000	505,960

		$1,307,773
Cable TV - 0.5%
Comcast Corp., 5.3%, 2014	$600,000	$643,562
DIRECTV Holdings LLC, 4.75%, 2014	500,000	541,656
DIRECTV Holdings LLC, 2.4%, 2017 (n)	520,000	521,156

		$1,706,374
Chemicals - 0.7%
Dow Chemical Co., 7.6%, 2014	$650,000	$732,581
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	720,000	782,883
PPG Industries, Inc., 5.75%, 2013	621,000	648,089

		$2,163,553
Computer Software - 0.2%
Adobe Systems, Inc., 3.25%, 2015	$700,000	$738,463

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 0.4%
ABB Treasury Center USA, Inc., 2.5%, 2016 (n)	$503,000	$515,075
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	320,000	339,869
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	500,000	574,672

		$1,429,616
Consumer Products - 1.2%
Clorox Co., 5%, 2013	$670,000	$693,834
Mattel, Inc., 5.625%, 2013	410,000	427,238
Mattel, Inc., 2.5%, 2016	400,000	412,369
Newell Rubbermaid, Inc., 5.5%, 2013	500,000	520,043
Phillips Electronics N.V., 7.25%, 2013	600,000	648,461
Procter & Gamble Co., 0.7%, 2014	880,000	883,925
Whirlpool Corp., 8%, 2012	370,000	370,000

		$3,955,870
Consumer Services - 0.1%
Western Union Co., FRN, 1.054%, 2013	$470,000	$472,465

Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	$600,000	$634,805

Electronics - 0.8%
Applied Materials, Inc., 2.65%, 2016	$750,000	$786,110
Broadcom Corp., 1.5%, 2013	600,000	607,914
Tyco Electronics Group S.A., 1.6%, 2015	500,000	501,904
Tyco Electronics Ltd., 6%, 2012	600,000	613,408

		$2,509,336
Emerging Market Quasi-Sovereign - 0.5%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$101,000	$101,758
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	580,000	623,400
Gaz Capital S.A., 4.95%, 2016 (n)	205,000	213,731
Petrobras International Finance Co., 3.875%, 2016	735,000	769,423

		$1,708,312
Emerging Market Sovereign - 0.5%
Russian Federation, 3.25%, 2017 (n)	$800,000	$811,000
State of Qatar, 5.15%, 2014 (n)	600,000	642,000

		$1,453,000
Energy - Independent - 0.2%
Encana Holdings Finance Corp., 5.8%, 2014	$550,000	$598,777

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - 1.5%
BG Energy Capital PLC, 2.875%, 2016 (n)	$570,000	$597,060
BP Capital Markets PLC, 3.125%, 2015	600,000	634,600
Cenovus Energy, Inc., 4.5%, 2014	500,000	540,310
Hess Corp., 7%, 2014	503,000	554,668
Husky Energy, Inc., 5.9%, 2014	600,000	658,729
Petro-Canada Financial Partnership, 5%, 2014	580,000	634,952
Total Capital International S.A., 1.5%, 2017	600,000	599,692
TOTAL S.A., 3%, 2015	520,000	548,110

		$4,768,121
Entertainment - 0.3%
Viacom, Inc., 1.25%, 2015	$800,000	$801,588

Financial Institutions - 1.0%
General Electric Capital Corp., 5.45%, 2013	$750,000	$775,725
General Electric Capital Corp., 1.875%, 2013	540,000	547,059
General Electric Capital Corp., 2.15%, 2015	1,000,000	1,017,341
General Electric Capital Corp., FRN, 1.319%, 2014	300,000	301,908
NYSE Euronext, Inc., 4.8%, 2013	600,000	626,968

		$3,269,001
Food & Beverages - 3.3%
Anheuser-Busch InBev S.A., 3%, 2012	$600,000	$606,727
Anheuser-Busch InBev S.A., 3.625%, 2015	200,000	215,175
Cadbury Schweppes U.S. Finance, 5.125%, 2013	700,000	739,215
Cargill, Inc., 6.375%, 2012 (n)	925,000	929,021
Coca Cola Co., 0.75%, 2013	700,000	702,006
Conagra Foods, Inc., 5.875%, 2014	600,000	655,460
Diageo Capital PLC, 7.375%, 2014	430,000	478,165
Dr Pepper Snapple Group, Inc., 2.35%, 2012	600,000	606,377
General Mills, Inc., 5.25%, 2013	600,000	634,874
General Mills, Inc., 5.2%, 2015	200,000	223,553
H.J. Heinz Co., 5.35%, 2013	600,000	634,379
Miller Brewing Co., 5.5%, 2013 (n)	600,000	632,256
Molson Coors Brewing Co., 2%, 2017	960,000	963,140
PepsiAmericas, Inc., 4.375%, 2014	700,000	743,276
Pernod-Ricard S.A., 2.95%, 2017 (n)	800,000	814,034
SABMiller Holdings, Inc., 1.85%, 2015 (n)	420,000	425,905
Wm. Wrigley Jr. Co., 2.45%, 2012 (n)	800,000	802,110

		$10,805,673
Food & Drug Stores - 0.2%
CVS Caremark Corp., 3.25%, 2015	$600,000	$638,148

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 2017	$446,000	$445,772

Industrial - 0.2%
Cornell University, 4.35%, 2014	$465,000	$494,039

Insurance - 1.9%
Aflac, Inc., 3.45%, 2015	$700,000	$736,009
American International Group, Inc., 3.65%, 2014	280,000	286,015
American International Group, Inc., 3%, 2015	730,000	742,559
Lincoln National Corp., 4.3%, 2015	250,000	266,754
MassMutual Global Funding, FRN, 0.973%, 2013 (n)	600,000	601,049
MetLife, Inc., FRN, 1.78%, 2013	1,390,000	1,406,148
New York Life Global Funding, 1.3%, 2015 (n)	1,450,000	1,461,210
Prudential Financial, Inc., 3.625%, 2012	700,000	707,244

		$6,206,988
Insurance - Health - 0.7%
UnitedHealth Group, Inc., 4.875%, 2013	$880,000	$909,264
UnitedHealth Group, Inc., 4.875%, 2013	479,000	497,570
WellPoint, Inc., 5%, 2014	740,000	810,967

		$2,217,801
Insurance - Property & Casualty - 0.8%
ACE Ltd., 2.6%, 2015	$550,000	$574,216
Aon Corp., 3.5%, 2015	600,000	629,948
AXIS Capital Holdings Ltd., 5.75%, 2014	450,000	481,483
Berkshire Hathaway, Inc., FRN, 1.202%, 2014	870,000	879,451

		$2,565,098
International Market Quasi-Sovereign - 5.1%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$304,000	$317,908
Caisse d’Amortissement de la Dette Sociale, 3.5%, 2014	1,200,000	1,254,144
Danske Bank A/S, FRN, 0.841%, 2012 (n)	200,000	199,991
Dexia Credit Local, NY, 2%, 2013 (n)	500,000	495,038
Electricite de France PLC, 5.5%, 2014 (n)	750,000	800,881
Finance for Danish Industry A.S., FRN, 0.843%, 2013 (n)	1,500,000	1,500,113
ING Bank N.V., 3.9%, 2014 (n)	1,250,000	1,317,355
KfW Bankengruppe, 1.375%, 2013	1,100,000	1,112,047
KfW Bankengruppe, 3.5%, 2014	1,250,000	1,316,356
Kommunalbanken AS, 1%, 2014 (n)	300,000	301,175
Kommunalbanken AS, 1.75%, 2015 (n)	1,200,000	1,224,872
Landwirtschaftliche Rentenbank, 5%, 2013	1,100,000	1,137,070
Nationwide Building Society, 2.5%, 2012 (n)	240,000	241,406

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
Nederlandse Waterschapsbank N.V., 1.375%, 2014 (n)	$700,000	$703,233
Oesterreichische Kontrollbank AG, 4.75%, 2012	1,000,000	1,018,985
Royal Bank of Scotland PLC, FRN, 1.21%, 2012 (n)	700,000	700,008
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,400,000	1,457,176
Statoil A.S.A., 2.9%, 2014	700,000	738,008
Statoil A.S.A., 1.8%, 2016	350,000	357,700
Vestjysk Bank A/S, FRN, 1.023%, 2013 (n)	350,000	351,283

		$16,544,749
International Market Sovereign - 0.8%
Kingdom of Spain, 2%, 2012 (n)	$1,000,000	$997,800
Republic of Finland, 1.25%, 2015 (n)	1,300,000	1,320,634
Republic of Iceland, 4.875%, 2016 (n)	397,000	400,269

		$2,718,703
Local Authorities - 0.3%
Province of Ontario, 4.5%, 2015	$1,000,000	$1,100,844

Major Banks - 3.7%
ABN AMRO Bank N.V., FRN, 2.235%, 2014 (n)	$800,000	$799,591
ANZ National (International) Ltd., FRN, 1.473%, 2013 (n)	870,000	866,182
Bank of Tokyo-Mitsubishi UFJ, 1.6%, 2013 (n)	700,000	702,997
Commonwealth Bank of Australia, 3.75%, 2014 (n)	600,000	629,351
DBS Bank Ltd., 2.35%, 2017 (n)	770,000	770,302
HSBC Bank PLC, 3.1%, 2016 (n)	310,000	321,234
HSBC USA, Inc., 2.375%, 2015	350,000	353,827
ING Bank N.V., 3.75%, 2017 (n)	424,000	418,845
ING Bank N.V., FRN, 1.523%, 2013 (n)	470,000	470,723
ING Bank N.V., FRN, 1.785%, 2013 (n)	750,000	749,718
Intesa Sanpaolo S.p.A., FRN, 2.891%, 2014 (n)	280,000	272,565
KeyCorp, 3.75%, 2015	650,000	690,625
Macquarie Bank Ltd., 5%, 2017 (n)	1,076,000	1,094,105
National Australia Bank Ltd., 2%, 2015	770,000	774,082
Royal Bank of Scotland PLC, FRN, 2.912%, 2013	600,000	599,687
Standard Chartered PLC, 3.85%, 2015 (n)	420,000	440,331
Standard Chartered PLC, FRN, 1.46%, 2014 (n)	350,000	349,702
Wells Fargo & Co., 3.75%, 2014	750,000	795,459
Wells Fargo & Co., 1.25%, 2015	840,000	841,645

		$11,940,971
Medical & Health Technology & Services - 1.1%
Aristotle Holding, Inc., 2.1%, 2015 (n)	$580,000	$588,657
Baxter International, Inc., 1.85%, 2017	390,000	398,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Becton, Dickinson & Co., 1.75%, 2016	$300,000	$306,417
Covidien International Finance SA, 5.45%, 2012	650,000	664,043
Covidien International Finance SA, 1.875%, 2013	330,000	333,632
McKesson Corp., 3.25%, 2016	470,000	506,651
Thermo Fisher Scientific, Inc., 2.25%, 2016	840,000	876,317

		$3,674,367
Metals & Mining - 0.8%
Anglo American Capital, 2.15%, 2013 (n)	$600,000	$604,863
ArcelorMittal, 3.75%, 2015	650,000	659,135
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 2017	580,000	574,434
Rio Tinto Finance (USA) Ltd., 2.5%, 2016	750,000	779,370

		$2,617,802
Mortgage-Backed - 3.1%
Fannie Mae, 5.152%, 2016	$642,947	$718,294
Fannie Mae, 4.5%, 2024	2,797,377	3,005,664
Fannie Mae, 4%, 2025	221,832	241,053
Fannie Mae, 4.5%, 2025	1,033,272	1,110,208
Fannie Mae, 3%, 2027	1,090,000	1,139,743
Freddie Mac, 1.655%, 2016	228,564	232,235
Freddie Mac, 4%, 2025	1,463,341	1,549,632
Freddie Mac, 3.5%, 2026	1,825,000	1,920,718

		$9,917,547
Natural Gas - Pipeline - 0.5%
Energy Transfer Partners LP, 8.5%, 2014	$513,000	$576,114
Enterprise Products Operating LP, 3.7%, 2015	500,000	535,647
Kinder Morgan Energy Partners LP, 5.125%, 2014	580,000	631,887

		$1,743,648
Network & Telecom - 1.1%
AT&T, Inc., 6.7%, 2013	$600,000	$653,819
AT&T, Inc., 2.4%, 2016	160,000	166,485
BellSouth Corp., 5.2%, 2014	150,000	164,282
CenturyLink, Inc., 7.875%, 2012	380,000	386,876
France Telecom, 2.125%, 2015	700,000	707,904
Telecom Italia Capital, 5.25%, 2013	700,000	712,250
Verizon Communications, Inc., 5.25%, 2013	700,000	731,338

		$3,522,954
Oil Services - 0.3%
Noble Corp., 5.875%, 2013	$780,000	$818,992
Noble Corp., 3.45%, 2015	260,000	274,992

		$1,093,984

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oils - 0.1%
Phillips 66, 1.95%, 2015 (n)	$350,000	$353,404

Other Banks & Diversified Financials - 2.4%
American Express Centurion Bank, 5.5%, 2013	$600,000	$626,544
American Express Credit Corp., 2.8%, 2016	420,000	435,246
BB&T Corp., 2.05%, 2014	500,000	510,615
BBVA Senior Finance S.A. Unipersonal, FRN, 2.622%, 2014	400,000	387,885
Capital One Financial Corp., 2.15%, 2015	750,000	754,861
Capital One Financial Corp., FRN, 1.616%, 2014	580,000	575,997
Danske Bank A/S, 3.75%, 2015 (n)	690,000	681,033
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	1,000,000	1,022,815
Nordea Bank AB, 1.75%, 2013 (n)	700,000	701,053
Santander International Debt S.A., 2.991%, 2013 (n)	400,000	391,702
SunTrust Banks, Inc., 3.5%, 2017	598,000	613,392
Svenska Handelsbanken AB, 2.875%, 2012 (n)	250,000	252,005
Svenska Handelsbanken AB, 2.875%, 2017	566,000	575,471
Union Bank, 3%, 2016	280,000	291,606

		$7,820,225
Personal Computers & Peripherals - 0.2%
Hewlett-Packard Co., 2.625%, 2014	$610,000	$628,504

Pharmaceuticals - 0.8%
Amgen, Inc., 2.3%, 2016	$440,000	$451,670
Celgene Corp., 2.45%, 2015	532,000	545,709
Roche Holding, Inc., 5%, 2014 (n)	254,000	273,258
Sanofi, 1.2%, 2014	170,000	172,092
Sanofi, FRN, 0.782%, 2014	500,000	502,357
Teva Pharmaceutical Finance III, 1.7%, 2014	170,000	172,495
Teva Pharmaceutical Finance III, FRN, 1.423%, 2013	600,000	605,593

		$2,723,174
Printing & Publishing - 0.3%
Pearson PLC, 4%, 2016 (n)	$1,000,000	$1,068,753

Real Estate - 0.4%
HCP, Inc., REIT, 2.7%, 2014	$810,000	$821,865
Simon Property Group, Inc., REIT, 6.1%, 2016	410,000	470,672

		$1,292,537
Retailers - 0.9%
AutoZone, Inc., 6.5%, 2014	$655,000	$714,255
Home Depot, Inc., 5.25%, 2013	660,000	710,140

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Staples, Inc., 9.75%, 2014	$600,000	$679,892
Wesfarmers Ltd., 6.998%, 2013 (n)	400,000	419,392
Wesfarmers Ltd., 2.983%, 2016 (n)	300,000	308,085

		$2,831,764
Specialty Chemicals - 0.4%
Airgas, Inc., 2.95%, 2016	$700,000	$730,066
Ecolab, Inc., 2.375%, 2014	380,000	393,341

		$1,123,407
Specialty Stores - 0.2%
Best Buy Co., Inc., 6.75%, 2013	$519,000	$543,237

Supermarkets - 0.9%
Delhaize Group, 5.875%, 2014	$740,000	$788,734
Kroger Co., 5%, 2013	200,000	207,773
Safeway, Inc., 5.8%, 2012	700,000	709,093
Tesco PLC, 2%, 2014 (n)	540,000	548,041
Woolworths Ltd., 2.55%, 2015 (n)	600,000	612,099

		$2,865,740
Supranational - 0.4%
Council of Europe, 4.5%, 2014	$200,000	$215,540
European Investment Bank, 1.25%, 2013	1,170,000	1,179,476

		$1,395,016
Telecommunications - Wireless - 0.5%
America Movil S.A.B. de C.V., 2.375%, 2016	$262,000	$267,375
Crown Castle Towers LLC, 4.523%, 2015 (n)	440,000	462,297
Crown Castle Towers LLC, 3.214%, 2015 (n)	310,000	315,217
Vodafone Group PLC, 4.15%, 2014	630,000	671,977

		$1,716,866
Tobacco - 0.5%
Altria Group, Inc., 8.5%, 2013	$500,000	$556,310
B.A.T. International Finance PLC, 8.125%, 2013 (n)	500,000	550,329
Lorillard Tobacco Co., 3.5%, 2016	370,000	387,713

		$1,494,352
Transportation - Services - 0.4%
ERAC USA Finance Co., 2.75%, 2013 (n)	$660,000	$667,606
ERAC USA Finance Co., 2.25%, 2014 (n)	250,000	251,600
ERAC USA Finance Co., 2.75%, 2017 (n)	302,000	303,902

		$1,223,108

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - 1.9%
Aid-Egypt, 4.45%, 2015	$1,270,000	$1,427,277
Freddie Mac, 4.5%, 2013	2,000,000	2,060,164
National Credit Union Administration, 1.4%, 2015	1,500,000	1,529,910
Small Business Administration, 2.25%, 2021	1,145,312	1,185,968

		$6,203,319
U.S. Treasury Obligations - 4.3%
U.S. Treasury Notes, 0.375%, 2012 (f)	$9,000,000	$9,007,380
U.S. Treasury Notes, 0.375%, 2012	5,000,000	5,004,885

		$14,012,265
Utilities - Electric Power - 2.7%
Dominion Resources, Inc., 1.95%, 2016	$880,000	$895,957
DTE Energy Co., FRN, 1.179%, 2013	720,000	723,010
Duke Energy Corp., 6.3%, 2014	846,000	924,694
EDP Finance B.V., 5.375%, 2012 (n)	500,000	501,250
Enel Finance International S.A., 5.7%, 2013 (n)	580,000	590,680
Exelon Generation Co. LLC, 5.35%, 2014	600,000	640,063
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	560,000	572,510
Northeast Utilities, FRN, 1.224%, 2013	1,300,000	1,303,931
PG&E Corp., 5.75%, 2014	600,000	652,470
PPL WEM Holdings PLC, 3.9%, 2016 (n)	440,000	462,235
PSEG Power LLC, 2.75%, 2016	360,000	368,785
Southern Co., 2.375%, 2015	1,000,000	1,039,390

		$8,674,975
Total Bonds (Identified Cost, $185,765,304)		$188,235,965

Commodity Linked Structured Notes (n)(x) - 35.0%
Bank of America Corp. - DJUBGRTR Linked, FRN, 0.241%, 2013	$3,500,000	$5,238,100
Bank of America Corp. - DJUBINTR Linked, FRN, 0.338%, 2012	6,000,000	6,746,526
Bank of America Corp. - DJUBSF3T Linked, FRN, 0.238%, 2013	3,500,000	3,798,013
Barclays Bank PLC - DJUBEN3T Linked, FRN, 0.08%, 2013	4,500,000	4,031,648
Barclays Bank PLC - DJUBENTR Linked, FRN, 0.08%, 2013	7,000,000	7,753,165
Barclays Bank PLC - DJUBGRTR Linked, FRN, 0.08%, 2013	3,000,000	4,482,220
Citigroup Funding, Inc. - DJUBPRTR Linked, FRN, 0%, 2012	12,925,000	13,388,778
Credit Suisse AG - DJUBSF2T Linked, FRN, 0.088%, 2013	9,600,000	10,378,255
Deutsche Bank AG - DJUBGRTR Linked, FRN, 0.061%, 2013	3,500,000	5,232,241
Deutsche Bank AG - DJUBINTR Linked, FRN, 0.041%, 2012	3,000,000	3,333,400
Deutsche Bank AG - DJUBSTR Linked, FRN, 0.038%, 2012	5,000,000	4,791,090
Goldman Sachs Group, Inc. - DJUBSF3T Linked, FRN, 0.465%, 2013	6,500,000	6,899,371
Goldman Sachs Group, Inc. - DJUBSOTR Linked, FRN, 0.465%, 2013	3,500,000	3,323,897
JPMorgan - DJUBINTR Linked, FRN, 0.365%, 2013	4,000,000	4,902,113
JPMorgan - DJUBSF2T Linked, FRN, 0.479%, 2013	6,700,000	6,005,018
Morgan Stanley - DJUBGR3T Linked, FRN, 0.14%, 2013	4,700,000	4,495,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commodity Linked Structured Notes (n)(x) - continued
Morgan Stanley - DJUBGRTR Linked, FRN, 0.14%, 2013	$2,500,000	$2,877,122
Morgan Stanley - DJUBSF3T Linked, FRN, 0.14%, 2013	2,500,000	2,539,593
UBS AG - DJUBEN3T Linked, FRN, 0.139%, 2013	6,000,000	6,343,259
UBS AG - DJUBGRTR Linked, FRN, 0.008%, 2013	2,500,000	3,837,801
UBS AG - DJUBIN3T Linked, FRN, 0.269%, 2013	2,200,000	1,818,595
UBS AG - DJUBLITR Linked, FRN, 0.048%, 2013	2,000,000	1,542,691
Total Commodity Linked Structured Notes (Identified Cost, $104,625,000)		$113,757,991

Money Market Funds - 8.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	25,843,947	$25,843,947
Total Investments (Identified Cost, $316,234,251)		$327,837,903

Other Assets, Less Liabilities - (1.0)%		(3,190,186)
Net Assets - 100.0%		$324,647,717

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $172,375,320, representing 53.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(x)	Commodity-linked notes typically provide for interest and principal payments based on the value of a commodity indicator, such as a commodity, a commodity future or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodity or commodity markets. Commodity-linked notes have characteristics of instruments indirectly linked to the price of commodities and are subject to basis risk, the risk that there can be deviations in performance between the physical commodity market and the futures price, and counter party risk. Commodity-linked notes can be highly volatile and less liquid than other types of investments. These structured notes take into consideration a leverage factor of 300% on the return of the commodity indicator at the time the note is purchased, in order to limit counterparty exposure.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.599%, 2019	5/11/11	$261,759	$240,925
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	249,972	250,663
Smart Trust, “A2B”, FRN, 0.99%, 2013	3/10/11	48,939	48,939
Smart Trust, “A2B”, FRN, 0.79%, 2014	3/07/12	563,000	563,064
Total Restricted Securities			$1,103,591
% of Net assets			0.3%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
DJUBEN3T	Dow Jones-UBS Energy Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on crude oil, heating oil, natural gas and unleaded gasoline.
DJUBENTR	Dow Jones-UBS Energy Sub-Index Total Return, this index is composed of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
DJUBGR3T	Dow Jones-UBS Grains Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on corn, soybeans and wheat.
DJUBGRTR	Dow Jones-UBS Grains Sub-Index Total Return, this index is composed of futures contracts on corn, soybeans and wheat.
DJUBIN3T	Dow Jones-UBS Industrial Metals Sub-Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on aluminum, copper, nickel and zinc.
DJUBINTR	Dow Jones-UBS Industrial Metals Sub-Index Total Return, this index is composed of futures contracts on aluminum, copper, nickel and zinc.
DJUBLITR	Dow Jones-UBS Livestock Sub-Index Total Return, this index is composed of futures contracts on live cattle and lean hogs.
DJUBPRTR	Dow Jones-UBS Precious Metals Total Return Index, this index is composed of futures contracts on gold and silver.
DJUBSF2T	Dow Jones-UBS Commodity Index 2 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
DJUBSF3T	Dow Jones-UBS Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
DJUBSOTR	Dow Jones-UBS Softs Sub-Index Total Return, this index is composed of futures contracts on coffee, cotton and sugar.
DJUBSTR	Dow Jones-UBS Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities.
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/12

Futures Contracts Outstanding at 4/30/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	90	$11,141,719	June - 2012	$(39,539)

At April 30, 2012, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $290,390,304)	$301,993,956
Underlying affiliated funds, at cost and value	25,843,947
Total investments, at value (identified cost, $316,234,251)	$327,837,903
Cash	4,857
Receivables for
Investments sold	256
Fund shares sold	80,047
Interest	1,266,869
Other assets	2,085
Total assets	$329,192,017
Liabilities
Payables for
Daily variation margin on open futures contracts	$2,813
Investments purchased	3,992,638
Fund shares reacquired	479,681
Payable to affiliates
Investment adviser	27,049
Shareholder servicing costs	46
Distribution and service fees	3
Payable for independent Trustees’ compensation	30
Accrued expenses and other liabilities	42,040
Total liabilities	$4,544,300
Net assets	$324,647,717
Net assets consist of
Paid-in capital	$339,448,409
Unrealized appreciation (depreciation) on investments	11,564,113
Accumulated distributions in excess of net realized gain on investments	(27,378,753)
Undistributed net investment income	1,013,948
Net assets	$324,647,717
Shares of beneficial interest outstanding	33,922,277

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$116,076	12,135	$9.57
Class I	324,531,641	33,910,142	9.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.15 [100 / 94.25 x $9.57]. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/12

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$3,372,984
Dividends from underlying affiliated funds	11,527
Foreign taxes withheld	(1,054)
Total investment income	$3,383,457
Expenses
Management fee	$2,132,971
Distribution and service fees	311
Shareholder servicing costs	238
Administrative services fee	52,479
Independent Trustees’ compensation	10,697
Custodian fee	35,245
Shareholder communications	9,951
Audit and tax fees	46,152
Legal fees	4,172
Miscellaneous	54,450
Total expenses	$2,346,666
Fees paid indirectly	(225)
Reduction of expenses by investment adviser	(1,140)
Net expenses	$2,345,301
Net investment income	$1,038,156
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$316,485
Futures contracts	(931,252)
Net realized gain (loss) on investments	$(614,767)
Change in unrealized appreciation (depreciation)
Investments	$(59,278,671)
Futures contracts	166,606
Net unrealized gain (loss) on investments	$(59,112,065)
Net realized and unrealized gain (loss) on investments	$(59,726,832)
Change in net assets from operations	$(58,688,676)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 4/30/12	Period ended 4/30/11 (c)
From operations
Net investment income	$1,038,156	$140,560
Net realized gain (loss) on investments	(614,767)	20,962,037
Net unrealized gain (loss) on investments	(59,112,065)	70,676,178
Change in net assets from operations	$(58,688,676)	$91,778,775
Distributions declared to shareholders
From net investment income	$(2,600,025)	$(670,145)
From net realized gain on investments	(43,120,293)	—
Total distributions declared to shareholders	$(45,720,318)	$(670,145)
Change in net assets from fund share transactions	$142,398,072	$195,550,009
Total change in net assets	$37,989,078	$286,658,639
Net assets
At beginning of period	286,658,639	—
At end of period (including undistributed net investment income of $1,013,948 and $645,109, respectively)	$324,647,717	$286,658,639

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 4/30/12	Period ended 4/30/11 (c)
Net asset value, beginning of period	$14.49	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.99)	4.53
Total from investment operations	$(2.98)	$4.51
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)
From net realized gain on investments	(1.86)	—
Total distributions declared to shareholders	$(1.94)	$(0.02)
Net asset value, end of period (x)	$9.57	$14.49
Total return (%) (r)(s)(t)(x)	(19.96)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.06	(a)
Expenses after expense reductions (f)	1.08	1.06	(a)
Net investment income (loss)	0.11	(0.18	)(a)
Portfolio turnover	70	30
Net assets at end of period (000 omitted)	$116	$145

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 4/30/12	Period ended 4/30/11 (c)
Net asset value, beginning of period	$14.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(3.00)	4.52
Total from investment operations	$(2.96)	$4.53
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.03)
From net realized gain on investments	(1.86)	—
Total distributions declared to shareholders	$(1.97)	$(0.03)
Net asset value, end of period (x)	$9.57	$14.50
Total return (%) (r)(s)(x)	(19.78)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	(a)
Expenses after expense reductions (f)	0.83	0.82	(a)
Net investment income	0.37	0.06	(a)
Portfolio turnover	70	30
Net assets at end of period (000 omitted)	$324,532	$286,514

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Commodity Strategy Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as

Notes to Financial Statements – continued

provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of April 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$20,215,584	$—	$20,215,584
Non-U.S. Sovereign Debt	—	23,819,780	—	23,819,780
Corporate Bonds	—	73,837,444	—	73,837,444
Residential Mortgage-Backed Securities	—	9,917,547	—	9,917,547
Commercial Mortgage-Backed Securities	—	787,601	—	787,601
Asset-Backed Securities (including CDOs)	—	9,588,751	—	9,588,751
Foreign Bonds	—	50,069,258	—	50,069,258
Commodity Linked Structured Notes	—	113,757,991	—	113,757,991
Mutual Funds	25,843,947	—	—	25,843,947
Total Investments	$25,843,947	$301,993,956	$—	$327,837,903

Other Financial Instruments
Futures	$(39,539)	$—	$—	$(39,539)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and

Notes to Financial Statements – continued

losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(39,539)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day’s variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(931,252)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$166,606

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such

Notes to Financial Statements – continued

counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate, duration, or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes to provide exposure to the investment returns of the

Notes to Financial Statements – continued

commodities markets without investing directly in commodities. The fund will not invest directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its affiliates, are recorded as a realized gain or loss on investments in the Statement of Operations. The value of the structured note, which is adjusted daily and includes any related interest accruals to be received and fees to be paid by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be received and fees to be paid, is recorded as unrealized appreciation or depreciation on investments in the Statement of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax

Notes to Financial Statements – continued

regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/12	4/30/11
Ordinary income (including any short-term capital gains)	$23,420,209	$670,145
Long-term capital gain	22,300,109	—
Total distributions	$45,720,318	$670,145

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/12
Cost of investments	$318,821,736
Gross appreciation	13,636,615
Gross depreciation	(4,620,448)
Net unrealized appreciation (depreciation)	$9,016,167
Undistributed ordinary income	1,013,948
Post-October capital loss deferral	(24,791,853)
Other temporary differences	(38,954)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 4/30/12	Period ended 4/30/11 (c)	Year ended 4/30/12	Period ended 4/30/11 (c)
Class A	$797	$168	$18,640	$—
Class I	2,599,228	669,977	43,101,653	—
Total	$2,600,025	$670,145	$43,120,293	$—

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2013. For the year ended April 30, 2012, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended April 30, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended April 30, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund. Class A was not available for sale during the year ended April 30, 2012.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$311

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. There were no contingent deferred sales charges imposed during the year ended April 30, 2012.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2012, the fee was $29, which equated to 0.0000% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $209.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2012 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment

Notes to Financial Statements – continued

of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,495 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,140, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$6,191,015	$6,533,988
Investments (non-U.S. Government securities)	$276,688,692	$185,211,001

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/12		Period ended 4/30/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	—	$—	10,000	$100,000
Class I	10,601,148	115,310,002	22,593,770	230,137,460
	10,601,148	$115,310,002	22,603,770	$230,237,460
Shares issued to shareholders in reinvestment of distributions
Class A	2,122	$19,437	13	$168
Class I	4,989,179	45,700,881	52,796	669,977
	4,991,301	$45,720,318	52,809	$670,145

Notes to Financial Statements – continued

	Year ended 4/30/12		Period ended 4/30/11 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class I	(1,439,840)	$(18,632,248)	(2,886,911)	$(35,357,596)
Net change
Class A	2,122	$19,437	10,013	$100,168
Class I	14,150,487	142,378,635	19,759,655	195,449,841
	14,152,609	$142,398,072	19,769,668	$195,550,009

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the year ended April 30, 2012. During the year ended April 30, 2012, the fund’s Class I shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of approximately 37%, 32%, 18%, 6%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2012, the fund’s commitment fee

Notes to Financial Statements – continued

and interest expense were $1,808 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,497,263	151,104,011	(138,757,327)	25,843,947

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,527	$25,843,947

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) (the “Fund”) as of April 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period from June 2, 2010 (the commencement of the Fund’s operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund as of April 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and for the period from June 2, 2010 (the commencement of the Fund’s operations) through April 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 69)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 43)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 36)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm).	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Ellen Moynihan (k) (age 54)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 51)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro Linda Zhang

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $26,216,000 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. . During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2012 and 2011, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Commodity Strategy Fund	36,801	23,900

For the fiscal years ended April 30, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011[4]
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	8,104	7,800	1,328	1,158

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[4]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of Commodity Strategy Fund*	1,285,664	1,179,704	0	0	0	113,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	1,693,166	1,653,678

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended April 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: June 18, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 18, 2012

*	Print name and title of each signing officer under his or her signature.